EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of CDEX Inc. (the "Company") on Form 10-KSB for the fiscal year ended October 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, August F. DeLuca, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2008            /s/ August F. DeLuca
                                    -------------------
                                    August F. DeLuca
                                    Chief Financial Officer